UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 21, 2006
____________________

VISUALANT, INCORPORATED

(formerly Starberrys Corporation)

(Exact name of Registrant as specified in its charter)

Nevada	0-25541	91-1948357
(State or jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Union Street, Suite 406
Seattle, Washington 98101
(206) 903-1351
(Address of Registrant’s principal executive office
and telephone number)
___________________________________________

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Effective September 18, 2006, Robert Dougherty resigned from the Board of Directors. Mr. Dougherty’s resignation is not related to any disagreement with the Company or with the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:	Visualant, Incorporated

By:
Jerry D. Goldberg Title: Chief Financial Officer and Secretary

Dated: September 21, 2006